[American FundsSM]

The right choice for the long termSM

NEW PERSPECTIVE FUND

Staying the course: a long-term outlook on a difficult year

Annual report for the year ended September 30, 2002

[cover: close-up of globe with several globes in the background]

NEW PERSPECTIVE FUND(R)

New Perspective Fund is one of the 29 American Funds,(R) the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

New Perspective Fund seeks long-term growth of capital through investments all over the world, including the United States. It focuses on opportunities generated by changing global trade patterns and economic and political relationships.

Contents                                                            Page
Letter to shareholders                                                1
The value of a long-term perspective                                  4
A long-term outlook on a difficult year                               6
Investment portfolio                                                 13
Directors and officers                                               39
The American Funds family                                    back cover

RESULTS AT A GLANCE
(For periods ended September 30, 2002, with all distributions reinvested)


                                                                                    Average annual compound return

                                                 1-year total return         5 years         10 years              Lifetime
                                                                                                                    (since
                                                                                                                March 13, 1973)

New Perspective Fund                                   -15.4%                 +2.1%            +9.7%                +12.8%
MSCI indexes:1
     World Index                                       -18.9                  -3.7             +5.9                  +9.2
     USA Index                                         -21.8                  -1.9             +9.0                 +10.3
Lipper global funds average2                           -16.1                  -2.7             +6.1                 +11.9

1The indexes are unmanaged.
2Averages are based on total returns and do not reflect the effects of sales charges.

Fund results for this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Results for other share classes can be found on page 38. Please see inside back cover for important information about other share classes. For the most current investment results, please refer to americanfunds.com.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS AND POLITICAL INSTABILITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.

FELLOW SHAREHOLDERS:

[Begin Sidebar]
New Perspective Fund's 2002 fiscal year proved to be a difficult time for global stocks. Following the tragedy of last September 11, markets declined briefly and then rose through the spring of 2002. The advance was cut short, however, by a steady stream of bad news that chipped away at investor confidence, particularly in the final months of the reporting period.
[End Sidebar]

Fueled by a barrage of high-profile bankruptcies and corporate scandals, the pessimism weighed heavily on equity prices. The MSCI World Index declined 18.9% for the 12 months ended September 30; the index, which is unmanaged, measures major stock markets in 23 countries, including the United States. Meanwhile, the 311 global funds tracked by Lipper fell on average 16.1%.

New Perspective did somewhat better than both of these measures, recording a decline of 15.4% for the 12 months, including reinvestment of the December dividend of 27 cents a share.

For the long-term investor, we believe that full market cycles are a meaningful period against which to measure a fund's results. While New Perspective has sometimes trailed broad indexes, typically for short periods, the fund has nearly always exceeded the World Index and the Lipper global funds average over full market cycles. During the most recent cycle -- from the low on October 5, 1998, to the fiscal-year low on September 24, 2002 -- New Perspective actually gained 15.5%, while the World Index and Lipper average lost 14.0% and 5.3%, respectively.

Over the fund's lifetime, its participation in rising markets, along with its relative resilience during market declines, has helped deliver an average compound total return of 12.8% a year. This compares favorably to a 9.2% return for the World Index and 10.3% for the USA Index.

[Begin Sidebar]

THE HIGHS AND LOWS OF A MARKET BUBBLE

                                                Low-to-high                High-to-low               Low-to-low
                                              10/5/98-3/27/00            3/27/00-9/24/02          10/5/98-9/24/02

New Perspective Fund                              +92.9%                     -40.1%                    +15.5%
MSCI World Index                                  +62.9                      -47.2                     -14.0
Lipper global funds average                       +72.3                      -42.5                      -5.3

Periods shown are determined by declines of 15% or greater in the unmanaged MSCI
World Index, as of 9/30/02.

[End Sidebar]

FEW HIDING PLACES

The fund's fiscal year began in October 2001, shortly after stock prices had touched bottom following the September terrorist attacks. Markets rallied through March 2002, encouraged by the hope that a quick economic turnaround could breathe new life into sagging corporate earnings. That confidence soon soured, however, as the recovery failed to materialize; it crumbled further as revelations of accounting irregularities and corporate misconduct splashed across headlines. As often happens during protracted downturns, investor pessimism began to feed on itself. The June-to-September quarter -- buffeted by the threat of war with Iraq and concerns about a fall-off in consumer and business spending -- was particularly difficult. The World Index dropped 18.3% in those three months alone, taking with it even traditionally defensive sectors such as pharmaceuticals and utilities.

Given the widespread nature of the declines, there were few places for investors to hide during the year. Virtually every major market dropped, most by double digits. Equities fell 21.8% in the United States.1 In Europe -- where many businesses are struggling with debt burdens in a low-growth environment -- stock prices decreased 18.7% on average, although for U.S. investors losses were offset somewhat by the strengthening euro and pound sterling against the dollar. Canadian stocks held up relatively well, falling 10.5%. Japan's 10.4% decline, meanwhile, eroded stock prices to levels last seen in 1986. Australia provided one of the few bright spots; stock prices gained 11.3%, boosted by substantial appreciation in the Australian dollar.

1 Unless otherwise indicated, country returns are based on MSCI indexes for the 12 months ended September 30, are measured in U.S. dollars and assume reinvestment of dividends.

[Begin Sidebar]

TEN LARGEST STOCK HOLDINGS
(as of September 30, 2002)

                                                                            Percent of
Company                                       Country                       net assets

AOL Time Warner                         United States                          2.98%
Philip Morris                           United States                          2.85
AstraZeneca                             United Kingdom                         2.62
Viacom                                  United States                          1.97
Nestle                                  Switzerland                            1.73
Tyco International                      United States                          1.49
Coca-Cola                               United States                          1.39
International Paper                     United States                          1.29
Newmont Mining                          United States                          1.29
Vodafone                                United Kingdom                         1.27

[End Sidebar]

NUANCES IN THE LANDSCAPE

Even in this difficult environment, many securities managed to resist the downward trend. Roughly one-third of New Perspective's holdings appreciated in price during the year, and a fair number declined only slightly. Among the fund's larger holdings, Coca-Cola (+38.5%), Honda (+24.7%), Hon Hai (+21.6%), Rohm (+20.6%), Viacom (+17.3%) and Newmont Mining (+16.6%) contributed significantly to returns. Samsung Electronics is worth particular mention; the stock appreciated 127.5% in price.

That said, decliners easily outnumbered gainers during the year, and included such longtime holdings as International Paper (-4.1%), Philip Morris (-19.7%), Vodafone (-42.0%), AstraZeneca (-35.0%) and AOL Time Warner (-64.7%). Tyco International (-69.0%), which has come under intense scrutiny this year, was a small position in the fund until recent purchases -- made after the worst of the price declines -- advanced it among our largest holdings. Broadly speaking, pharmaceutical stocks remained depressed, as did technology and telecommunications holdings. For an in-depth discussion of the events of the past year and their impact on the fund, we invite you to read the article that begins on page 6.

VALUATIONS BECOMING MORE ATTRACTIVE

Through much of the late 1990s, our concern about the unsustainable valuation levels of many stocks had led us to maintain a fairly high cash reserve -- generally 13% to 15% of net assets. As equity markets floundered in recent years, much of the speculative froth has finally been washed away, so we have been busy putting those resources to work.

Supported by our research, we have trimmed or eliminated a number of holdings. Our purchases are concentrated on select companies we believe will do well when conditions improve and whose securities are now compellingly valued. Additions cover a broad spectrum of industries, and include a number of wireless telecommunications providers, pharmaceutical firms and automobile manufacturers. As of September 30, new investments had reduced the fund's cash and equivalents position to about 8% of net assets.

MAINTAINING A LONG VIEW

Prolonged periods of stock market excesses are often followed by a period of adjustment. Indeed, we have already witnessed well over two years of substantial declines. We believe that the longer term outlook is encouraging. Worldwide, productivity is high and interest rates are low, as is inflation. Solid companies continue to innovate and prepare for better conditions ahead; the slowdown in business activity has forced many of them to operate more efficiently than they have in some time. In the meantime, the declines have created unprecedented opportunities for patient, informed investors to tap their potential.

It is never pleasant to see the value of an investment go down, but we would emphasize that, just as we temper our enthusiasm about short-term gains, so, too, do we take a measured view of market downturns. "Confidence is a plant of slow growth," wrote William Pitt, the 18th century British statesman. Our optimism about the future is likewise deeply rooted in long experience. New Perspective has met many challenges during its 29-year lifetime, and we believe our current convictions will bear fruit in the years ahead.

We appreciate your patience during these difficult times.

Cordially,

/s/ Walter P. Stern
Walter P. Stern
Chairman of the Board

/s/ Gina H. Despres
Gina H. Despres
President

November 6, 2002

[Begin Sidebar]
WHERE NEW PERSPECTIVE'S ASSETS WERE INVESTED
(percent invested by country)

                                      September 30
                                   2002             2001

EUROPE                            29.5%            26.7%
     United Kingdom                8.5              7.8
     Netherlands                   5.3              4.4
     France                        3.9              3.2
     Germany                       3.7              2.3
     Switzerland                   2.8              2.0
     Finland                       1.6              1.7
     Italy                         1.4              1.4
     Norway                        1.0             .7
     Belgium                        .5               --
     Denmark                        .3               .5
     Ireland                        .2              1.5
     Russia                         .2               .1
     Sweden                         .1              1.1

ASIA/PACIFIC RIM                  12.0%            12.2%
     Japan                         7.1              7.7
     Australia                     2.0              1.8
     Taiwan                        1.6              1.4
     South Korea                   1.3              1.3

THE AMERICAS                      49.6%            50.3%
     United States                42.6             43.1
     Canada                        5.3              5.2
     Brazil                        1.0              1.0
     Mexico                         .7              1.0

OTHER                               .8%              .6%

CASH & equivalents                 8.1%            10.2%
                                 100.0%           100.0%
[End Sidebar]

THE VALUE OF A LONG-TERM PERSPECTIVE

HOW A $10,000 INVESTMENT HAS GROWN

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that, despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management -- bolstered by experience and careful research -- can add even more value: As the chart below shows, over its lifetime New Perspective Fund has done demonstrably better than its relevant benchmarks.

Dividends, particularly when reinvested, have accounted for a large portion of the fund's overall results. The table beneath the chart breaks down the fund's year-by-year total returns into their dividend and capital values.

[mountain chart]

             New
             Perspective    New
Year         Fund           Perspective      MSCI USA        MSCI World
ended        with           Fund             Index with      Index with
September    Dividends      excluding        dividends       dividends
30           Reinvested(1,2)dividends(1)     reinvested(3)   reinvested(3)
1973#        $9,931         9,931            9,646           9,493

1974          7,397         7,159            5,797           5,885

1975         10,761         9,945            7,955           7,645

1976         12,711         11,414           10,381          9,325

1977         13,041         11,447           9,927           9,682

1978         17,330         14,851           10,955          11,891

1979         20,086         16,785           12,044          13,358

1980         24,849         20,236           14,203          15,940

1981         25,297         19,876           13,950          14,915

1982         27,132         19,970           15,461          15,310

1983         39,066         27,021           22,068          21,623

1984         39,467         26,470           23,024          22,854

1985         45,547         29,634           26,532          28,609

1986         63,229         40,199           34,782          45,568

1987         94,662         59,018           49,363          65,790

1988         81,177         49,425           42,826          61,886

1989         103,896        61,382           56,879          77,849

1990         98,828         56,985           52,018          61,412

1991         122,408        68,721           68,593          76,935

1992         132,246        72,778           76,212          76,606

1993         156,496        84,770           86,181          92,610

1994         176,224        94,196           89,654          100,086

1995         209,056        110,012          117,254         115,068

1996         231,302        119,395          142,382         131,407

1997         300,629        152,502          199,645         163,771

1998         304,321        152,132          221,700         164,609

1999         421,280        208,845          284,076         213,848

2000         501,040        247,471          316,802         231,980

2001         393,481        192,176          231,378         167,321

2002         333,032        160,633          180,997         135,766

[end chart]



AVERAGE ANNUAL COMPOUND RETURNS
(based on a $1,000 investment for periods ended September 30, 2002, with all distributions reinvested)

CLASS A SHARES*
reflecting 5.75% maximum sales charge

1 year                           -20.21%
5 years                           +0.87
10 years                          +9.03

*Results for other share classes can be found on page 38.


Year ended September 30                         1973#         1974          1975         1976         1977         1978

Total value
Dividends reinvested                               --         $325           401          336          279          319
Value at year-end1                             $9,931        7,397        10,761       12,711       13,041       17,330

NPF's total return                             (0.7)%       (25.5)          45.5         18.1          2.6         32.9

Year ended September 30                          1979         1980          1981         1982         1983         1984

Total value
Dividends reinvested                              443          501           930        1,666        1,830        1,205
Value at year-end1                             20,086       24,849        25,297       27,132       39,066       39,467

NPF's total return                               15.9         23.7           1.8          7.3         44.0          1.0

Year ended September 30                          1985         1986          1987         1988         1989         1990

Total value
Dividends reinvested                            1,195        1,178         1,393        1,819        2,603        2,615
Value at year-end1                             45,547       63,229        94,662       81,177      103,896       98,828

NPF's total return                               15.4         38.8          49.7       (14.3)         28.0        (4.9)

Year ended September 30                          1991         1992          1993         1994         1995         1996

Total value
Dividends reinvested                            2,977        2,522         2,171        2,229        2,811        4,126
Value at year-end1                            122,408      132,246       156,496      176,224      209,056      231,302

NPF's total return                               23.9          8.0          18.3         12.6         18.6         10.6

Year ended September 30                          1997         1998          1999         2000         2001         2002

Total value
Dividends reinvested                            4,362        4,385         3.039        1,765        5,394        5,382
Value at year-end1                            300,629      304,321       421,280      501,040      393,481      333,032

NPF's total return                               30.0          1.2          38.4         18.9       (21.5)       (15.4)

Average annual compound return for 29-1/2 years: 12.6%1,2

#For the period March 13, 1973 (commencement of operations) through September
30, 1973.

1 These figures, unlike those shown elsewhere in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. The maximum initial sales charge was 8.5% prior to July 1, 1988. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. No adjustments have been made for income or capital gain taxes.
2 Includes reinvested dividends of $60,200 and reinvested capital gain distributions of $211,823. 3 The indexes are unmanaged and do not reflect the effects of sales charges, commissions or expenses.

Past results are not predictive of future results.

Staying the course: a long-term outlook on a difficult year

[photo: Gina Despres]
[Begin Caption]
Gina Despres
[End Caption]

[photo: Mark Denning]
[Begin Caption]
Mark Denning
[End Caption]

[photo: Tim Dunn]
[Begin Caption]
Tim Dunn
[End Caption]

[photo: Gregg Ireland]
[Begin Caption]
Gregg Ireland
[End Caption]

[photo: Rob Lovelace]
[Begin Caption]
Rob Lovelace
[End Caption]

[photo: Dina Perry]
[Begin Caption]
Dina Perry
[End Caption]

[photo: Joe Higdon]
[Begin Caption]
Joe Higdon
[End Caption]

[Begin Sidebar]
Winston Churchill once observed that "success is never final" -- an acknowledgement that would likely be appreciated by many investors in recent years. Unsettling as market downturns are, however, it's important to put them in their place. Just as stock prices don't rise forever, so, too, do declines eventually come to an end. What's more, for investors seeking long-term growth, difficult times can offer unparalleled opportunities to prepare for better conditions ahead.
[End Sidebar]

On the following pages, we invite you to hear from a number of New Perspective's investment professionals, who provide some insight into why stock prices have fallen so precipitously. They also offer their perspectives on how to cope with difficult markets. Gina Despres, the fund's president, is joined by portfolio counselors Mark Denning, Tim Dunn, Gregg Ireland, Rob Lovelace and Dina Perry, and by Joe Higdon, an American Funds analyst with nearly 30 years of experience.

A BAD SITUATION GETS WORSE

GINA: I think we'd all agree that we are dealing with the most difficult period for global stocks that we've seen in a very long time. Our September-to-September reporting period coincided with an extraordinary alignment of negative influences -- the aftermath of the September terrorist attacks, revelations of accounting irregularities and corporate fraud, sluggish economic growth and the threat of war with Iraq. These events delivered a series of shocks to global markets throughout the year.

ROB: The numbers tell the story pretty starkly: the S&P 500 and World indexes were each down some 20% for the 12 months and off more than 40% from their highs in March 2000. This was a difficult period for New Perspective as well; the fund reported its first back-to-back fiscal year declines ever. The volatility was not completely unexpected, given the fund's growth objective. I think you have to look at these losses together with the extended period of strong gains that came before. Encompassing the full market cycle through the fiscal year-end, from October 1998 through late September of this year, New Perspective was still up more than 15% -- much better than the World Index, which fell nearly 14% for that same period.

TIM: You know, it was inevitable that the aftereffects of the bubble would linger for some time. The euphoria was pretty stunning: From 1995 to 1999, the S&P 500 rose 20% or more annually, a five-year winning streak that is unprecedented in market history. We are paying for it now, and this year the negativity was exacerbated by the events that Gina mentioned -- some connected to the bubble and some not -- which were layered on top of a situation that was already pretty uncertain.

[Begin Pull Quote]
"I think we'd all agree that we are dealing with the most difficult
period for global stocks that we've seen in a very long time."   Gina Despres
[End Pull Quote]

GREGG: I've been through enough market crises to know that, while each one has unique characteristics, they all share a common pattern. They begin with a period of excess. Then a catalyst of some type bursts the bubble. After that, investor pessimism tends to feed on itself until the market reaches a point of overshoot on the downside, just as you had on the upside, and the cycle begins all over again. We are in that period of negative overshoot now, and while it is painful, I would venture to say that it has created some unique investment opportunities for us.

PHARMACEUTICALS: LONG-TERM SUCCESSES

GINA: I'd like to focus a bit on the effect all this tumult has had on some of the fund's holdings. We might begin with pharmaceuticals, not only because they've had a big impact on New Perspective's results, but because our longtime involvement with the sector illustrates how we approach all of our investment decisions.

TIM: That's a good idea. Pharmaceuticals have been a meaningful part of the fund's portfolio for the better part of a decade. The sector was badly hit this year, ostensibly for a range of reasons: profit warnings by a number of U.S. firms, several high-profile accounting cases, a lack of consensus on Medicare reform and assaults on patented drugs by generic manufacturers. In fact most of these are not new issues for the industry, but in the context of a jittery market, they were enough to send stock prices spiraling downward. It's fair to say that we were surprised by the intensity of the decline, not only because the sector has traditionally been viewed by the market as a safe haven, but because many of these companies still have strong earnings. Pfizer, for example, has exceeded its earnings expectations, but its stock fell more than 25% in price this year. Forest Labs, a new holding for the fund, beat its forecasts by 50%, but its stock rose just 4%.

MARK: That's right, there has been absolutely no wiggle room in this environment. AstraZeneca is another company whose stock has been badly punished, for the reasons Tim just listed and also because two of its drugs have been delayed. That has spooked investors, who knocked the stock down about 30% this year, but fundamentally nothing has changed. Earnings are up, the balance sheet is solid and the company's prospects are promising. We've liked AstraZeneca for a long time. It was the fund's largest holding going into the current fiscal year; it's now number three, mostly due to the price decline.

DINA: To appreciate what pharmaceuticals have meant for New Perspective, though, you have to extend the timeline. Our involvement goes back to the early 1990s, when American Funds pharmaceutical analysts were seeing unusually robust drug pipelines among the companies they followed. In particular, this was the era of the cholesterol-busters -- Lipitor, Prevachol and the like -- which would eventually become phenomenally successful. I would mention that, from about 1992 to early 1995, investors had soured on the sector as a whole. That meant that we could acquire shares of the best of these firms at what amounted to bargain-basement prices. Throughout that period, we added names such as Merck, Pfizer, Genentech, as well as Glaxo -- the maker of Zantac, a new drug that would become an all-time blockbuster for the industry. Taking a longer view, it was a fruitful move for us, as many of these stocks did very, very well.

NEGATIVE HEADLINES ERODE CONFIDENCE

Gina: One of the most damaging, and to my mind, depressing, themes during the year was the stream of revelations about accounting irregularities, poor corporate governance and even outright fraud. The actual number of cases was small, but the negativity contributed significantly to the deterioration of investor confidence.

[Begin Sidebar]
MEASURING SUCCESS OVER THE LONG TERM

New Perspective has experienced its share of market declines through the years, but over meaningful time frames it has provided shareholders with consistently strong returns.

The chart below shows the average annual compound return for every rolling 10-year period since New Perspective began in 1973. As you can see, even during its worst decade -- the one just past, not surprisingly -- the fund managed to deliver an annualized gain of 9.7%. At the top of the range, the fund had its best decade from 1977 to 1987, with an annualized return of 21.9%. Its median return, 16.1%, was achieved from 1984 to 1994.

Consistently strong

[bar chart]
9/30/73-9/30/83   14.68%
9/30/74-9/30/84   18.23
9/30/75-9/30/85   15.52
9/30/76-9/30/86   17.40
9/30/77-9/30/87   21.92
9/30/78-9/30/88   16.70
9/30/79-9/30/89   17.86
9/30/80-9/30/90   14.80
9/30/81-9/30/91   17.08
9/30/82-9/30/92   17.16
9/30/83-9/30/93   14.89
9/30/84-9/30/94   16.14
9/30/85-9/30/95   16.47
9/30/86-9/30/96   13.85
9/30/87-9/30/97   12.25
9/30/88-9/30/98   14.13
9/30/89-9/30/99   15.03
9/30/90-9/30/00   17.63
9/30/91-9/30/01   12.39
9/30/92-9/30/02    9.68
[end chart]

Periods are as of September 30 of each year.
[End Sidebar]

[Begin Pull Quote] "Valuations are definitely a silver lining in this market. While I don't think any of us is prepared to call a bottom, we are finally finding well-priced securities across a range of industries." Tim Dunn [End Pull Quote]

JOE: To some extent, the publicity surrounding bad corporate behavior was not unrelated to the bursting of the bubble. Throughout the 1990s, keeping share prices as high as possible was the singular focus of many corporate executives, most of whom were compensated with stock options. These could be worth hundreds of millions of dollars as market levels soared, and the temptation to prop up earnings was great. We were alert to the widespread use of aggressive accounting and avoided the most flagrant cases such as Enron, but the fund was not entirely immune. When it was just Enron making headlines, you could simply avoid a shoe falling. But when you're dealing with a centipede, it's much harder to get out of the way!

ROB: Right now, Corporate America is enduring a sort of purification by fire. Investors are demanding transparency and some companies are beginning to respond in an effort to regain trust. Congress and the Securities and Exchange Commission are working together to improve corporate governance, by establishing, for example, an oversight board for the accounting profession. These measures should flush out the worst of the transgressions, but it's undeniably painful at the moment.

[Begin Sidebar]
A WEALTH OF EXPERIENCE

Experience helps the fund's portfolio counselors put wisdom to work and market events in perspective. The seven men and women who manage New Perspective bring an average of 20 years of investment expertise to their jobs.

Most of the fund's research analysts also have many years of experience, contributing a remarkable depth of specialized knowledge to investment decisions.


                                                           Years of Years with
Portfolio counselors                   investment experience             American Funds

Mark Denning                                    20                             20
Tim Dunn                                        17                             12
Gregg Ireland                                   30                             30
Carl Kawaja                                     15                             11
Rob Lovelace                                    17                             17
Don O'Neal                                      17                             17
Dina Perry                                      25                             11

[End Sidebar]

DINA: For investors the question is, `Whom can we trust?', and it's very difficult out there. Fortunately, American Funds has never relied on the `Street' for information. We do our own research -- it has always been our great advantage. Not only does it increase our confidence in the quality of the information we gather, it also helps us avoid getting swept up in the emotion that tends to accompany big swings in market psychology. Over the years, that perspective has enabled us to go against conventional wisdom --generally to the benefit of shareholders.

VALUATIONS OFFER A SILVER LINING

GREGG: With the huge declines, our research is uncovering values in some unusual places. For example, we have opportunistically built up our position in a controversial name, Tyco. The company has made headlines for management transgressions. The CEO was forced to resign for alleged criminal activities and the company's board of directors has clearly been asleep at the wheel. We have been appalled by the revelations, but our research shows the company's core operations are in good shape and the stock is down more than 75% from its high. Our analysts who have studied the diverse structure of Tyco -- from fire protection to medical products to circuit boards -- have concluded that there is real value in the sum of the parts. The company recently hired a highly reputable new CEO and CFO who have a plan to turn the company around. We believe with a new board of directors and management team, the company can be a successful investment again. Of course, time will tell.

MARK: Another holding worth noting is AOL Time Warner, which also came under scrutiny this year. We had been investing in Time Warner long before it was acquired by AOL, and New Perspective benefited handsomely from the resulting surge in share price in late 1999 and early 2000. Today, investor sentiment has shifted completely. The stock was off about 80% from its high, and has traded as low as $10. Ironically, the negativity has been largely in response to the merger, which, post-bubble, is perceived as a drag on Time Warner's value. Gordon Crawford, one of American Funds media analysts, likes the company because it has the best collection of media assets in the world: largest magazine and music publishers, cable network operators, television and film producers, and now Internet operators. With the stock's valuation at a record low, we believe the company is well-positioned for the future. AOL Time Warner is now the fund's largest holding.

TIM: Valuations are definitely a silver lining in this market. While I don't think any of us is prepared to call a bottom, we are finally finding well-priced securities across a range of industries such as wireless telecommunications and autos. In contrast to momentum investing, which characterized much of the 1990s, I believe this will prove to be a fertile hunting ground for the fund. Even with the stock declines, our cash position has fallen to 8% and we've added more than we've sold.

A DIVERSIFIED APPROACH

Dina: You know, there's another, more immediate silver lining to this story, in that the investment landscape has been considerably more nuanced than the broader numbers would suggest. While overall markets are undeniably down for the year, the divergence among sectors, on a global basis, is striking. Some areas did terribly, while others did well. Starting with the worst, you have telecommunications down 45%, information technology and pharmaceuticals 25% to 30% lower and utilities down something close to that. At the same time, you have household products up more than 10%, consumer goods up 4% and food and materials flat or down only slightly, with a lot of good companies in between that finished the year on a positive note.

[Begin Pull Quote]
"A major benefit of the multiple portfolio counselor system is that it enhances diversification."
Gregg Ireland
[End Pull Quote]

ROB: That divergence is certainly apparent among New Perspective's largest holdings. Some fell sharply, as we have discussed, but others, including Viacom, Coca-Cola, Nestle, Newmont Mining and International Paper, were up or only slightly down for the year. This kind of market really highlights why diversification is so important -- not just among asset classes, but within a fund's portfolio.

GREGG: A major benefit of the multiple portfolio counselor system is that it enhances diversification. New Perspective has seven portfolio counselors, each of whom acts independently and contributes his or her own style to the investment process. That diversity helps mitigate risk: Not only do holdings vary from counselor to counselor, but some of us invest quite aggressively, while others choose to maintain a fairly significant cash position. At the same time, managing only a portion of the fund's assets allows each of us separately to focus on our highest conviction names. So, every stock in the portfolio is someone's high conviction.

STEELING YOUR COURAGE

JOE: Looking ahead, it seems likely that we're going to have to negotiate rocky terrain for some time longer. A big `if' right now is the threat of war with Iraq, which has raised the specter of higher oil prices and clouded the economic picture. Earnings have yet to regain their momentum, but I'm confident that the tide will turn for solid, well-managed companies around the world. The weak economy has forced businesses to run tighter and leaner than they have in many years. That will bode well for them when the turnaround finally comes, and it should bode well for those investors who recognized their potential early on.

TIM: In uncertain times like these, I think most of us are girded by the consistency of our investment approach and the strength of our convictions. No matter what the investment environment, we visit companies, kick the tires, ask tough questions of management and consult continuously with each other. Experience has also been a reliable teacher. It has shown us that market tops and market bottoms are impossible to predict; that resourceful companies find ways to survive tough times; and that sitting on the sidelines, however tempting at the moment, can be a costly strategy longer term.

GINA: You know, New Perspective began in the midst of the '73-'74 stock decline, and it has seen a number of major disruptions since then: the oil crisis of the early 1980s, the 1987 crash, the collapse of the Japanese bubble in 1989, the Persian Gulf crisis in 1990 and the Asian crisis in 1997. In spite of these dislocations, the fund's long-term record has been remarkably, consistently strong. I would hope that shareholders would find that comforting.

New Perspective Fund, Inc.
Investment portfolio, September 30, 2002


LARGEST INDUSTRY HOLDINGS
[pie chart]
Media 8.40%
Pharmaceuticals 7.85%
Metals & mining 5.70%
Oil & gas 5.57%
Food products 5.34%
Bonds 0.06%
Other industries 59.01%
Cash & equivalents 8.07%
[end chart]






New Perspective Fund
Investment portfolio, September 30, 2002


                                                                                                                            Market
                                                                                                                             value
Equity securities (common and preferred stocks)                                                              Shares           (000)
-----------------------------------------------------------------------------------------------------------------------------------

MEDIA  -  8.40%
AOL Time Warner Inc. (USA) (1)                                                                           55,370,000  $     647,829
Viacom Inc., Class B, nonvoting (USA) (1)                                                                 9,340,000        378,737
Viacom Inc., Class A  (1)                                                                                 1,220,000         49,471
Clear Channel Communications, Inc. (USA) (1)                                                              5,288,400        183,772
News Corp. Ltd. (ADR) (Australia)                                                                         5,401,600        103,981
News Corp. Ltd., preferred (ADR)                                                                          1,849,600         30,703
News Corp. Ltd., preferred                                                                                6,824,583         27,879
News Corp. Ltd.                                                                                           3,971,966         18,941
Vivendi Universal (France)                                                                                8,020,000         89,907
Vivendi Universal (ADR)                                                                                     452,000          5,148
Interpublic Group of Companies, Inc. (USA)                                                                5,300,000         84,005
Grupo Televisa, SA, ordinary participation certificates (ADR) (Mexico) (1)                                2,266,400         57,771
Independent News & Media PLC (Ireland)                                                                   26,453,850         35,273
TMP Worldwide Inc. (USA) (1)                                                                              3,800,000         34,200
Dow Jones & Co., Inc. (USA)                                                                                 800,000         30,728
Lagardere Groupe SCA (France)                                                                               700,000         26,826
WPP Group PLC (United Kingdom)                                                                            2,565,538         17,169


PHARMACEUTICALS  -  7.85%
AstraZeneca PLC (Sweden)                                                                                 17,512,694        521,076
AstraZeneca PLC (United Kingdom)                                                                            975,000         29,496
AstraZeneca PLC (ADR)                                                                                       555,000         16,966
Pfizer Inc (USA)                                                                                          9,320,000        270,466
Shionogi & Co., Ltd. (Japan)                                                                             13,448,000        145,211
Merck & Co., Inc. (USA)                                                                                   1,720,000         78,621
Teva Pharmaceutical Industries Ltd. (ADR) (Israel)                                                        1,100,000         73,700
Bristol-Myers Squibb Co. (USA)                                                                            2,600,000         61,880
Johnson & Johnson (USA)                                                                                   1,100,000         59,488
Pharmacia Corp. (USA)                                                                                     1,500,000         58,320
Aventis SA (France)                                                                                       1,070,000         56,012
H. Lundbeck A/S (Denmark)                                                                                 2,634,175         54,655
Chugai Pharmaceutical Co., Ltd. (Japan)                                                                   6,453,100         54,620
Sanofi-Synthelabo (France)                                                                                  940,000         52,967
Forest Laboratories, Inc. (USA) (1)                                                                         620,000         50,846
Novartis AG (Switzerland)                                                                                 1,000,000         39,494
Schering-Plough Corp. (USA)                                                                               1,500,000         31,980
Genentech, Inc. (USA) (1)                                                                                   898,800         29,328
Elan Corp., PLC (ADR) (Ireland) (1)                                                                       9,042,200         17,451


METALS & MINING  -  5.70%
Newmont Mining Corp. (USA)                                                                               10,150,000        279,226
Barrick Gold Corp. (Canada)                                                                              14,750,000        229,362
Anglo American PLC (United Kingdom)                                                                      10,500,000        133,208
Anglo American PLC (ADR)                                                                                  2,500,000         31,500
Placer Dome Inc. (Canada)                                                                                11,250,000        102,713
Alcoa Inc. (USA)                                                                                          5,200,000        100,360
POSCO (formerly Pohang Iron & Steel Co., Ltd.) (South Korea)                                              1,004,690         87,870
Gold Fields Ltd. (South Africa)                                                                           5,191,105         67,085
WMC Ltd. (Australia)                                                                                     12,449,200         47,884
Cia. Vale do Rio Doce (ADR) (Brazil)                                                                      1,940,000         44,135
Cia. Vale do Rio Doce, preferred nominative, Class B (1) (2)                                                 38,400              0
BHP Billiton Ltd. (Australia)                                                                             8,000,000         39,277
Anglogold Ltd. (South Africa)                                                                               695,000         37,626
BHP Billiton PLC (United Kingdom)                                                                         7,846,075         36,318


OIL & GAS  -  5.57%
ChevronTexaco Corp. (USA)                                                                                 3,670,400        254,175
ENI SpA (Italy)                                                                                          16,650,000        227,750
Norsk Hydro AS (Norway)                                                                                   3,824,000        143,981
TOTAL FINA ELF SA, Class B (France)                                                                         515,688         67,845
TOTAL FINA ELF SA, Class B (ADR)                                                                            850,000         55,973
"Shell" Transport and Trading Co., PLC (United Kingdom)                                                  11,000,000         65,416
Royal Dutch Petroleum Co. (New York registered) (Netherlands)                                             1,255,000         50,413
Petroleo Brasileiro SA - Petrobras, ordinary nominative (ADR) (Brazil)                                    5,956,900         63,918
Petroleo Brasileiro SA - Petrobras, preferred nominative (ADR)                                            5,127,000         48,963
Imperial Oil Ltd. (Canada)                                                                                3,008,468         87,246
Unocal Corp. (USA)                                                                                        1,500,000         47,085
LUKoil Holding (ADR) (Russia)                                                                               630,000         38,241
EnCana Corp. (formerly PanCanadian Energy Corp.) (Canada)                                                 1,000,000         30,100
ConocoPhillips (formerly Phillips Petroleum Co.) (USA)                                                      600,000         27,744


FOOD PRODUCTS  -  5.34%
Nestle SA (Switzerland)                                                                                   1,720,000        375,510
Unilever NV (Netherlands)                                                                                 2,640,000        156,191
Unilever NV (New York registered)                                                                           680,000         40,426
Groupe Danone (France)                                                                                    1,570,000        189,184
Unilever PLC (United Kingdom)                                                                            20,673,745        187,174
Archer Daniels Midland Co. (USA)                                                                          8,020,687        100,339
Kraft Foods Inc., Class A (USA)                                                                           2,000,000         72,920
Sara Lee Corp. (USA)                                                                                      2,065,300         37,774


SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  4.69%
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan) (1)                                                212,035,000        250,277
Samsung Electronics Co., Ltd. (South Korea)                                                                 679,000        166,446
Applied Materials, Inc. (USA) (1)                                                                         8,600,000         99,330
Texas Instruments Inc. (USA)                                                                              6,100,000         90,097
Xilinx, Inc. (USA) (1)                                                                                    4,430,800         70,175
Linear Technology Corp. (USA)                                                                             3,150,000         65,268
Altera Corp. (USA) (1)                                                                                    5,570,900         48,300
Rohm Co., Ltd. (Japan)                                                                                      400,000         46,972
Agere Systems Inc., Class B (USA)  (1)                                                                   25,500,000         25,245
Agere Systems Inc., Class A  (1)                                                                         16,875,000         18,563
ASML Holding NV (New York registered) (Netherlands) (1)                                                   3,575,000         22,129
ASML Holding NV  (1)                                                                                      2,700,000         16,587
Tokyo Electron Ltd. (Japan)                                                                                 874,100         33,473
Micron Technology, Inc. (USA)  (1)                                                                        2,000,000         24,740
KLA-Tencor Corp. (USA)  (1)                                                                                 600,000         16,764
AIXTRON AG (Germany)                                                                                      3,236,000         15,182
Advanced Micro Devices, Inc. (USA) (1)                                                                    1,400,000          7,476


BANKS  -  4.63%
Royal Bank of Canada (Canada)                                                                             7,947,000        264,315
Bank of Nova Scotia (Canada)                                                                              6,969,000        197,041
Bank of America Corp. (USA)                                                                               2,000,000        127,600
Westpac Banking Corp. (Australia)                                                                        14,962,066        112,419
Sumitomo Mitsui Banking Corp. (Japan)                                                                    18,406,000        103,457
Societe Generale (France)                                                                                 1,996,400         84,119
Credit Suisse Group (Switzerland) (1)                                                                     2,982,000         58,431
HSBC Holdings PLC (United Kingdom)                                                                        2,512,342         25,387
Toronto-Dominion Bank (Canada)                                                                            1,223,700         21,447
ABN AMRO Holding NV (Netherlands)                                                                         1,000,000         10,944


INSURANCE  -  4.47%
American International Group, Inc. (USA)                                                                  4,897,569        267,897
Allianz AG (Germany)                                                                                      1,939,700        166,870
AEGON NV (Netherlands)                                                                                   15,624,685        146,609
Munchener Ruckversicherungs-Gesellschaft AG (Germany)                                                     1,351,000        137,708
Manulife Financial Corp. (Canada)                                                                         3,900,000         82,406
Berkshire Hathaway Inc., Class A (USA) (1)                                                                      860         63,554
QBE Insurance Group Ltd. (Australia)                                                                     14,080,170         54,692
Sompo Japan Insurance Inc. (formerly Yasuda Fire and Marine Insurance Co., Ltd.) (Japan)                  4,297,000         25,353
Fairfax Financial Holdings Ltd. (Canada)                                                                    255,000         19,071
Royal & Sun Alliance Insurance Group PLC (United Kingdom)                                                 3,897,496          5,886


BEVERAGES  -  3.59%
Coca-Cola Co. (USA)                                                                                       6,300,000        302,148
Coca-Cola Enterprises Inc. (USA)                                                                          6,750,000        143,370
Heineken NV (Netherlands)                                                                                 2,290,000         89,817
PepsiCo, Inc. (USA)                                                                                       1,942,300         71,768
Orkla AS (Norway)                                                                                         4,350,000         69,565
Cia. de Bebidas das Americas - AmBev, preferred nominative (ADR) (Brazil)                                 4,900,000         52,528
Anheuser-Busch Companies, Inc. (USA)                                                                        980,000         49,588


PAPER & FOREST PRODUCTS  -  3.10%
International Paper Co. (USA)                                                                             8,400,000        280,476
Stora Enso Oyj, Class R  (Finland)                                                                       10,000,000         96,795
UPM-Kymmene Corp. (Finland)                                                                               2,942,400         80,793
Georgia-Pacific Corp., Georgia-Pacific Group (USA)                                                        6,100,000         79,849
Weyerhaeuser Co. (USA)                                                                                    1,300,000         56,901
Abitibi-Consolidated Inc. (Canada)                                                                        5,261,755         35,399
Rayonier Inc. (USA)                                                                                         700,000         29,337
Louisiana-Pacific Corp.  (USA) (1)                                                                        2,139,900         13,845


TOBACCO  -  2.98%
Philip Morris Companies Inc. (USA)                                                                       15,950,000        618,860
Gallaher Group PLC (United Kingdom)                                                                       2,905,100         27,647


INDUSTRIAL CONGLOMERATES  -  2.80%
Tyco International Ltd. (USA)                                                                            23,000,000        324,300
General Electric Co. (USA)                                                                                6,269,400        154,541
Siemens AG (Germany)                                                                                      3,853,000        129,200


DIVERSIFIED TELECOMMUNICATION SERVICES  -  2.51%
AT&T Corp. (USA)                                                                                         17,600,000        211,376
Deutsche Telekom AG (Germany)                                                                            14,184,223        119,783
Swisscom AG (Switzerland)                                                                                   370,000        102,729
SBC Communications Inc. (USA)                                                                             3,750,000         75,375
Nippon Telegraph and Telephone Corp. (Japan)                                                                  5,500         18,305
Telecom Italia SpA, nonvoting savings shares (Italy)                                                      3,492,100         17,342
NTL Inc. (USA) (1)                                                                                        4,500,000             59
NTL Inc., rights, expire 2002  (1) (2)                                                                       67,050              1


HOTELS, RESTAURANTS & LEISURE  -  2.48%
Starbucks Corp. (USA)  (1)                                                                               10,800,000        222,804
Carnival Corp. (USA)                                                                                      6,663,900        167,264
McDonald's Corp. (USA)                                                                                    6,230,000        110,022
MGM Mirage, Inc. (USA)  (1)                                                                               1,000,000         37,300


WIRELESS TELECOMMUNICATION SERVICES  -  2.38%
Vodafone Group PLC (United Kingdom)                                                                     216,241,490        276,533
KDDI Corp. (Japan)                                                                                           31,000         96,803
NTT DoCoMo, Inc. (Japan)                                                                                     44,715         76,430
America Movil SA de CV, Series L (ADR) (Mexico)                                                           4,787,160         57,829
Nextel Communications, Inc., Series D, 13.00% exchangeable preferred 2009 (USA)  (1)  (3)                    12,113          8,479


AUTOMOBILES  -  2.25%
Honda Motor Co., Ltd. (Japan)                                                                             4,140,000        167,723
Renault SA (France)                                                                                       3,500,000        150,688
Suzuki Motor Corp. (Japan)                                                                                9,052,000        102,132
General Motors Corp. (USA)                                                                                  900,000         35,010
DaimlerChrysler AG (Germany)                                                                              1,000,000         33,483


CHEMICALS  -  2.11%
Dow Chemical Co. (USA)                                                                                    4,995,400        136,424
Nitto Denko Corp. (Japan)                                                                                 4,770,000        121,122
Methanex Corp. (Canada) (4)                                                                               7,250,000         62,274
L'Air Liquide (France)                                                                                      400,000         49,385
Rohm and Haas Co. (USA)                                                                                   1,500,000         46,500
Valspar Corp. (USA)                                                                                       1,112,200         41,485


DIVERSIFIED FINANCIALS  -  1.62%
ING Groep NV (Netherlands)                                                                               13,746,170        190,215
ING Groep NV, Class B, warrants, expire 2008 (1)                                                          1,265,000          8,309
J.P. Morgan Chase & Co. (USA)                                                                             5,160,000         97,988
Citigroup Inc. (USA)                                                                                      1,840,000         54,556


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  1.48%
Hon Hai Precision Industry Co., Ltd. (Taiwan)                                                            30,619,440        102,446
Murata Manufacturing Co., Ltd. (Japan)                                                                    1,275,000         64,960
Hoya Corp. (Japan)                                                                                          800,000         49,634
Hitachi, Ltd. (Japan)                                                                                     7,500,000         37,596
Samsung Electro-Mechanics Co., Ltd. (South Korea)                                                           921,560         33,299
Agilent Technologies, Inc. (USA) (1)                                                                      1,500,000         19,590
EPCOS AG (Germany) (1)                                                                                    2,038,269         14,475


COMPUTERS & PERIPHERALS  -  1.44%
Dell Computer Corp. (USA) (1)                                                                             5,927,200        139,348
International Business Machines Corp. (USA)                                                               1,720,000        100,431
Hewlett-Packard Co. (merged with Compaq Computer Corp.) (USA)                                             2,695,925         31,461
Sun Microsystems, Inc. (USA) (1)                                                                         10,000,000         25,900
NEC Corp. (Japan)                                                                                         3,000,000         14,471


COMMUNICATIONS EQUIPMENT  -  1.35%
Nokia Corp. (ADR) (Finland)                                                                               6,750,000         89,438
Nokia Corp., Class A                                                                                      6,070,000         80,637
Cisco Systems, Inc. (USA) (1)                                                                             8,725,000         91,438
Motorola, Inc. (USA)                                                                                      3,000,000         30,540


SOFTWARE  -  1.23%
Microsoft Corp. (USA) (1)                                                                                 3,250,000        142,155
Oracle Corp. (USA) (1)                                                                                    8,491,700         66,745
Cadence Design Systems, Inc. (USA)  (1)                                                                   5,673,600         57,701


FOOD & DRUG RETAILING  -  1.09%
Koninklijke Ahold NV (Netherlands)                                                                       19,985,200        236,675


ELECTRIC UTILITIES  -  1.04%
Scottish Power PLC (United Kingdom)                                                                      22,757,902        123,108
National Grid Group PLC (United Kingdom)                                                                 14,535,100        102,974


ENERGY EQUIPMENT & SERVICES  -  1.00%
Baker Hughes Inc. (USA)                                                                                   5,520,000        160,246
Schlumberger Ltd. (USA)                                                                                   1,460,000         56,152


HOUSEHOLD DURABLES  -  0.90%
Sony Corp. (Japan)                                                                                        1,864,800         78,307
Nintendo Co., Ltd. (Japan)                                                                                  533,200         62,131
Koninklijke Philips Electronics NV (Netherlands)                                                          3,740,000         54,302


PERSONAL PRODUCTS  -  0.89%
Shiseido Co., Ltd. (Japan)                                                                                7,123,000         85,050
Avon Products, Inc. (USA)                                                                                 1,650,000         76,065
Gillette Co. (USA)                                                                                        1,100,000         32,560


OFFICE ELECTRONICS  -  0.81%
Xerox Corp. (USA) (1)                                                                                    20,000,000         99,000
Canon, Inc. (Japan)                                                                                       2,330,000         76,205



Other  -  4.97%
Kingfisher PLC (United Kingdom)                                                                          27,305,338         88,260
Kimberly-Clark Corp. (USA)                                                                                1,550,000         87,792
Smurfit-Stone Container Corp. (USA)  (1)                                                                  6,455,700         81,148
Wal-Mart Stores, Inc. (USA)                                                                               1,350,000         66,474
eBay Inc. (USA) (1)                                                                                       1,138,900         60,145
Deere & Co. (USA)                                                                                         1,300,000         59,085
Asahi Glass Co., Ltd. (Japan)                                                                             9,592,000         58,960
Cendant Corp. (USA) (1)                                                                                   5,200,000         55,952
Medtronic, Inc. (USA)                                                                                     1,260,000         53,071
Luxottica Group SpA (ADR) (Italy)                                                                         3,741,000         48,184
Lockheed Martin Corp. (USA)                                                                                 700,000         45,269
United Parcel Service, Inc., Class B (USA)                                                                  694,700         43,440
Parker Hannifin Corp. (USA)                                                                               1,000,000         38,210
Wal-Mart de Mexico, SA de CV, Series V (Mexico)                                                          10,995,004         26,605
Wal-Mart de Mexico, SA de CV, Series C                                                                    3,819,325          7,941
Quintiles Transnational Corp. (USA) (1)                                                                   3,314,000         31,516
Yahoo! Inc. (USA) (1)                                                                                     3,168,100         30,319
VeriSign, Inc. (USA) (1)                                                                                  5,450,000         27,523
Bouygues SA (France)                                                                                      1,000,000         25,680
Rockwell Automation (USA)                                                                                 1,400,000         22,778
Securitas AB, Class B (Sweden)                                                                            1,700,000         21,076
Chubb PLC (United Kingdom)                                                                                8,803,123         15,056
Holcim Ltd. (Switzerland)                                                                                    95,000         15,024
Nippon Sheet Glass Co., Ltd. (Japan)                                                                      5,882,000         14,887
Bombardier Inc., Class B (Canada)                                                                         5,400,000         14,859
Pitney Bowes Inc. (USA)                                                                                     439,400         13,397
Mirant Corp. (USA) (1)                                                                                    6,000,000         13,260
Ushio Inc. (Japan)                                                                                        1,092,000         11,576
TI Automotive Ltd., Class A (United Kingdom) (1) (2)                                                      4,578,091              0


Miscellaneous  -  3.20%
Other equity securities in initial period of acquisition                                                                   694,869


                                                                                                                    ---------------
Total equity securities (cost: $22,800,611,000)                                                                         19,931,930
                                                                                                                    ---------------



                                                                                                          Principal         Market
                                                                                                             amount          value
Fixed-income securities                                                                                        (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------

MEDIA  -  0.06%
Charter Communications Holdings, LLC 0%/13.50% 2011 (5)                                                     $36,950        $13,117

                                                                                                                    ---------------
Total fixed-income securities (cost: $24,039,000)                                                                           13,117
                                                                                                                    ---------------



                                                                                                          Principal         Market
                                                                                                             amount          value
Short-term securities                                                                                                         (000)
----------------------------------------------------------------------------------------------------                ---------------

Corporate short-term notes  -  3.54%
HBOS Treasury Services PLC 1.74%-1.78% due 10/10-11/22/2002                                                $100,200       $100,077
Asset Securitization Cooperative Corp. 1.76% due 10/18-11/7/2002 (6)                                         75,000         74,898
Mont Blanc Capital Corp. 1.74%-1.80% due 10/2-10/3/2002  (6)                                                 66,590         66,582
American Honda Finance Corp. 1.75%-1.76% due 10/3-10/8/2002                                                  60,600         60,582
KfW International Finance Inc. 1.75% due 10/15-10/31/2002                                                    50,000         49,944
Societe Generale N.A. Inc. 1.69%-1.75% due 10/9-11/8/2002                                                    50,000         49,920
Danske Corp. 1.75% due 11/4/2002                                                                             50,000         49,915
Dexia Delaware LLC 1.71% due 11/5-11/6/2002                                                                  50,000         49,913
CBA (Delaware) Finance Inc. 1.74%-1.76% due 10/10-12/12/2002                                                 50,000         49,899
Spintab AB (Swedmortgage) 1.76%-1.82% due 10/7-12/12/2002                                                    50,000         49,884
Aventis SA 1.73%-1.74% due 11/18-11/25/2002 (6)                                                              50,000         49,873
Bank of Nova Scotia 1.76% due 10/8/2002                                                                      41,300         41,284
AEGON Funding Corp. 1.78% due 10/10/2002 (6)                                                                 25,000         24,988
Abbey National LLC 1.73% due 11/7/2002                                                                       25,000         24,954
Lloyds Bank PLC 1.76% due 11/15/2002 (6)                                                                     25,000         24,944


Federal agency discount notes  -  3.41%
Fannie Mae 1.69%-1.90% due 10/2/2002-1/15/2003                                                              308,956        308,093
Freddie Mac 1.66%-1.88% due 10/17/2002-1/30/2003                                                            210,200        209,471
Federal Home Loan Banks 1.65%-1.90% due 10/2/2002-1/8/2003                                                  197,735        197,346
Sallie Mae 1.69% due 12/19/2002                                                                              25,000         24,999


Certificates of deposit  -  0.71%
Barclays U.S. Funding Corp. 1.79% due 10/7/2002                                                              80,000         80,000
Svenska Handelsbanken 1.78% due 10/15/2002                                                                   25,000         25,000
Abbey National North America 1.76% due 10/16/2002                                                            25,000         25,000
Royal Bank of Canada 1.765% due 10/17/2002                                                                   25,000         25,000

                                                                                                                    ---------------
Total short-term securities (cost: $1,662,483,000)                                                                       1,662,566
                                                                                                                    ---------------

Total investment securities (cost: $24,487,133,000)                                                                     21,607,613

New Taiwanese Dollar (cost: $9,513,000)                                                                  NT$299,063          8,589


Excess of cash and receivables over payables                                                                                79,522
                                                                                                                    ---------------

Net assets                                                                                                             $21,695,724
                                                                                                                    ===============

(1) Non-income-producing security.
(2) Valued under fair value procedures adopted by authority of the Board of Directors.
(3) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(4) The fund owns 5.79% of the outstanding voting securities of Methanex Corp., and thus is considered an affiliate of this company under
     the Investment Company Act of 1940.
(5) Step bond; coupon rate will increase at a later date.
(6) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.

ADR = American Depositary Receipts

The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Accountants.
See Notes to Financial Statements



Equity securities appearing in the portfolio since March 31, 2002

Anglogold
Murata Manufacturing
NEC
Nippon Telegraph and Telephone



Equity securities eliminated from the portfolio since March 31, 2002

AES
Amdocs
AMR
Assicurazioni Generali
Crown Castle International
DBS
Ford Motor
Granada
Halliburton
Honeywell International
Investor AB
Japan Airlines
Mitsubishi Heavy Industries
Nissan Motor
Rentokil Initial
Rockwell Collins
Smiths
Smurfit
Talisman Energy
Telefonos de Mexico
TPG NV
United Technologies
Zurich Financial Services


New Perspective Fund
Financial statements
(dollars and shares in thousands, except per-share amounts)
Statement of assets and liabilities
at September 30, 2002

Assets:
 Investment securities at market:
  Unaffiliated issuers (cost: $24,418,359)                                                 $21,545,339
  Affiliated issuers (cost: $68,774)                                                            62,274                 $21,607,613
 Cash denominated in non-U.S. currencies
  (cost: $9,513)                                                                                                             8,589
 Cash                                                                                                                        3,515
 Receivables for:
  Sales of investments                                                                         139,361
  Sales of fund's shares                                                                        33,846
  Dividends and interest                                                                        44,826                     218,033
 Other assets                                                                                                                  117
                                                                                                                        21,837,867
Liabilities:
 Payables for:
  Purchases of investments                                                                      68,967
  Repurchases of fund's shares                                                                  55,625
  Investment advisory services                                                                   7,666
  Services provided by affiliates                                                                8,158
  Deferred Directors' and Advisory Board compensation                                            1,323
  Other fees and expenses                                                                          404                     142,143
Net assets at September 30, 2002                                                                                       $21,695,724

Net assets consist of:
 Capital paid in on shares of capital stock                                                                            $24,934,666
 Undistributed net investment income                                                                                       186,752
 Accumulated net realized loss                                                                                            (545,995)
 Net unrealized depreciation                                                                                            (2,879,699)
Net assets at September 30, 2002                                                                                       $21,695,724

Total authorized capital stock - 2,000,000 shares, $0.001 par value
                                                                       Net assets    Shares outstanding   Net asset value per share
                                                                                                                                 (1)
Class A                                                               $20,497,145             1,242,141                      $16.50
Class B                                                                   578,700                35,544                       16.28
Class C                                                                   277,232                17,037                       16.27
Class F                                                                   189,487                11,490                       16.49
Class 529-A                                                                54,629                 3,313                       16.49
Class 529-B                                                                11,834                   721                       16.41
Class 529-C                                                                14,747                   899                       16.41
Class 529-E                                                                 2,276                   138                       16.47
Class 529-F                                                                     1                    -*                       16.50
Class R-1                                                                     225                    14                       16.45
Class R-2                                                                   3,552                   216                       16.45
Class R-3                                                                   5,533                   335                       16.49
Class R-4                                                                     753                    46                       16.50
Class R-5                                                                  59,610                 3,608                       16.52
* Amount less than one thousand.
(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and Class 529-A, for which the maximum offering prices per share were $17.51 and $17.50, respectively.



See Notes to Financial Statements
(dollars in thousands)
Statement of operations
for the year ended September 30, 2002
Investment income:
 Income:
  Dividends (net of non-U.S. withholding
            tax of $34,541; also includes
            $308 from affiliates)                                                             $389,487
  Interest (net of non-U.S. withholding
            tax of $54)                                                                         65,059                    $454,546

 Fees and expenses:
  Investment advisory services                                                                 108,591
  Distribution services                                                                         73,589
  Transfer agent services                                                                       34,116
  Administrative services                                                                          860
  Reports to shareholders                                                                        1,171
  Registration statement and prospectus                                                          1,781
  Postage, stationery and supplies                                                               4,032
  Directors' and Advisory Board compensation                                                       103
  Auditing and legal                                                                               120
  Custodian                                                                                      5,539
  State and local taxes                                                                            475
  Other                                                                                             98
  Total expenses before reimbursement                                                          230,475
   Reimbursement of expenses                                                                         4                     230,471
 Net investment income                                                                                                     224,075

Net realized loss and unrealized
 depreciation on investments
 and non-U.S. currency:
 Net realized loss on:
  Investments                                                                                 (545,607)
  Non-U.S. currency transactions                                                                (2,494)                   (548,101)
 Net unrealized (depreciation) appreciation on:
  Investments                                                                               (3,741,636)
  Non-U.S. currency translations                                                                 4,060                  (3,737,576)
   Net realized loss and
    unrealized depreciation
    on investments and non-U.S. currency                                                                                (4,285,677)
Net decrease in net assets resulting
 from operations                                                                                                       $(4,061,602)



See Notes to Financial Statements





Statement of changes in net assets
(dollars in  thousands)

Year ended September 30
                                                                                                   2002                        2001
Operations:
 Net investment income                                                                         $224,075                    $427,239
 Net realized (loss) gain on investments and
  non-U.S. currency transactions                                                               (548,101)                     33,144
 Net unrealized depreciation
  on investments and non-U.S. currency translations                                          (3,737,576)                 (7,599,816)
  Net decrease in net assets
   resulting from operations                                                                 (4,061,602)                 (7,139,433)

Dividends and distributions paid to
 shareholders:
  Dividends from net investment income                                                         (347,738)                   (357,423)
  Distributions from net realized gain
   on investments                                                                                     -                  (3,611,586)
    Total dividends and distributions paid
     to shareholders                                                                           (347,738)                 (3,969,009)

Capital share transactions                                                                      418,923                   3,122,963

Total decrease in net assets                                                                 (3,990,417)                 (7,985,479)

Net assets:
 Beginning of year                                                                           25,686,141                  33,671,620
 End of year (including undistributed
  net investment income: $186,752 and $320,221,
  respectively)                                                                             $21,695,724                 $25,686,141


See Notes to Financial Statements

Notes to financial statements


1.       Organization and significant accounting policies

Organization - New Perspective Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments all over the world, including the United States. It focuses on opportunities generated by changing global trade patterns and economic and political relationships.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (classes 529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (classes R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
     Share class       Initial sales charge  Contingent deferred sales         Conversion feature
                             charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------                           ---------------------------------
  Class A and Class         Up to 5.75%                 None                          None
        529-A
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Class B and Class            None           Declines from 5% to zero  Class B and Class 529-B convert
        529-B                                  for redemptions within     to Class A and Class 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       Class C                 None          1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     Class 529-C               None          1% for redemptions within                None
                              one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     Class 529-E               None                     None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Class F and Class            None                     None                          None
        529-F
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Class R-1, Class R-2,          None                     None                          None
 Class R-3, Class R-4
    and Class R-5
---------------------------------------------------------------------------------------------------------

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

         Security valuation - Equity securities are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded, as determined by the fund's investment adviser, as of the close of business or, lacking any sales, at the last available bid price. Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Directors.

         Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

         Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

         Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

         Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

         Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2.       Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation -Dividend and interest income is recorded net of non-U.S. taxes paid.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; expenses deferred for tax purposes; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of September 30, 2002, the cost of investment securities and cash denominated in non-U.S. currencies, excluding forward currency contracts, for federal income tax purposes was $24,496,435,000.

During the year ended September 30, 2002, the fund reclassified $7,000,000 from undistributed net investment income to additional paid-in capital to align financial reporting with tax reporting.

As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

                                                                                                    (dollars in
                                                                                                    thousands)
Undistributed net investment income and currency gains                                                      $190,466
Loss deferrals related to non-U.S. currency that were realized during the period November 1,                 (2,391)
2001 through September 30, 2002
Short-term and long-term capital loss deferrals                                                            (545,295)
Gross unrealized appreciation on investment securities                                                     2,731,649
Gross unrealized depreciation on investment securities                                                   (5,611,882)


Short-term and long-term capital loss deferrals above include a capital loss carryforward of $276,746,000 expiring in 2010. The capital loss carryforward will be used to offset any capital gains realized by the fund in subsequent years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains. Also included are capital losses of $268,549,000 that were realized during the period November 1, 2001 through September 30, 2002.

The tax character of distributions paid was as follows (dollars in thousands):





Year ended September 30, 2002

                             Distributions from ordinary income
                                                 Net investment                                                                Total
                                                     income and                             Distributions from long-   distributions
Share class                                      currency gains  Short-term capital gains         term capital gains            paid

Class A                                               $ 341,761                         -                          -       $ 341,761
Class B                                                   3,907                         -                          -           3,907
Class C                                                     829                         -                          -             829
Class F                                                   1,241                         -                          -           1,241
Total                                                 $ 347,738                         -                          -       $ 347,738

Year ended September 30, 2001

                             Distributions from ordinary income
                                                 Net investment                                                                Total
                                                     income and                             Distributions from long-   distributions
Share class                                      currency gains  Short-term capital gains         term capital gains            paid
Class A                                               $ 353,625                         -                $ 3,575,929     $ 3,929,554
Class B                                                   3,535                         -                     35,657          39,192
Class C(1)                                                  161                         -                          -             161
Class F(1)                                                  102                         -                          -             102
Total                                                 $ 357,423                         -                $ 3,611,586     $ 3,969,009

(1) Class C and Class F shares were offered beginning March 15, 2001.



4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors ("AFD"), the principal underwriter of the fund's shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.365% on such assets in excess of $44 billion. For the year ended September 30, 2002, the investment advisory services fee was equivalent to an annualized rate of 0.398% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

         Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class B and Class 529-B                                      1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class C, Class 529-C and Class R-1                           1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-E and Class R-3                                    0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class F, Class 529-F and Class R-4                           0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

         All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

         For Class A and Class 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of September 30, 2002 unreimbursed expenses which remain subject to reimbursement totaled $4,000 for Class 529-A. There were no unreimbursed expenses which remain subject to reimbursement for Class A.

         Transfer agent services - The fund has a transfer agency agreement with AFS for Class A and Class B shares. Under this agreement, these share classes compensate AFS for transfer agency services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agency services provided to all other share classes from the administrative services fees paid to CRMC described below.

         Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agency and other related shareholder services for all classes of shares other than Class A and Class B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agency services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for Class R-1, Class R-2, Class R-3 and Class R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Administrative services fees are presented gross of any payments made by CRMC.

         Expenses under the agreements described above for the year ended September 30, 2002, were as follows (dollars in thousands):

-----------------------------------------------------------------------
  Share class      Distribution    Transfer agent    Administrative
                     services         services          services
-----------------------------------------------------------------------
    Class A          $64,801          $33,219        Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class B           6,016             897          Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class C            2,211                              $427





                                      Included
                                         in
                                   administrative
                                      services
----------------------------------                 --------------------
----------------------------------                 --------------------
    Class F             395                                310
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-A           54                                 58
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-B           46                                 15
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-C           57                                  17
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-E            4                                  2
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-F           -*                                  -
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-1            -*                                  1
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-2            3                                   4
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-3             2                                  2
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-4            -*                                  1
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-5      Not applicable
                                                   23
-----------------------------------------------------------------------
* Amount less than one thousand.

Deferred Directors' and Advisory Board compensation - Since the adoption of the deferred compensation plan in 1993, Directors and Advisory Board members who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' and Advisory Board fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and Directors - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):




Year ended September 30, 2002
                                                                  Reinvestments of dividends
Share class                           Sales(1)                             and distributions
                                       Amount        Shares                           Amount              Shares

Class A                           $ 4,493,172       218,712                        $ 321,388              14,962
Class B                               333,236        16,208                            3,775                 177
Class C                               303,539        14,856                              795                  37
Class F                               249,335        12,111                            1,119                  52
Class 529-A(2)                         68,860         3,350                                -                   -
Class 529-B(2)                         14,845           726                                -                   -
Class 529-C(2)                         18,542           907                                -                   -
Class 529-E(2)                          2,793           139                                -                   -
Class 529-F(2)                              1            -*                                -                   -
Class R-1(3)                              277            15                                -                   -
Class R-2(3)                            4,587           254                                -                   -
Class R-3(3)                            6,769           382                                -                   -
Class R-4(3)                              896            49                                -                   -
Class R-5(3)                           78,859         3,755                                -                   -
Total net increase
   (decrease) in fund             $ 5,575,711       271,464                        $ 327,077              15,228


                                   Repurchases(1)                                  Net (decrease) increase
                                          Amount            Shares                        Amount             Shares

Class A                            $ (5,290,086)         (262,475)                   $ (475,526)           (28,801)
Class B                                 (71,165)           (3,630)                      265,846             12,755
Class C                                 (43,764)           (2,319)                      260,570             12,574
Class F                                 (73,381)           (3,722)                      177,073              8,441
Class 529-A(2)                             (734)              (37)                       68,126              3,313
Class 529-B(2)                             (102)               (5)                       14,743                721
Class 529-C(2)                             (139)               (8)                       18,403                899
Class 529-E(2)                              (11)               (1)                        2,782                138
Class 529-F(2)                                -                 -                             1                 -*
Class R-1(3)                                (25)               (1)                          252                 14
Class R-2(3)                               (678)              (38)                        3,909                216
Class R-3(3)                               (831)              (47)                        5,938                335
Class R-4(3)                                (56)               (3)                          840                 46
Class R-5(3)                             (2,893)             (147)                       75,966              3,608
Total net increase
   (decrease) in fund              $ (5,483,865)         (272,433)                    $ 418,923             14,259


Year ended September 30, 2001
                                                                  Reinvestments of dividends
Share class                           Sales(1)                             and distributions
                                       Amount        Shares                           Amount              Shares
Class A                           $ 3,780,998       157,588                      $ 3,738,129             153,753
Class B                               326,328        13,669                           38,168               1,579
Class C(4)                            102,827         4,558                              137                   6
Class F(4)                             75,207         3,344                               88                   4
Total net increase
   (decrease) in fund             $ 4,285,360       179,159                      $ 3,776,522             155,342


Share class                       Repurchases(1)                                   Net increase
                                         Amount            Shares                        Amount             Shares
Class A                            $ (4,894,145)         (206,070)                  $ 2,624,982            105,271
Class B                                 (36,100)           (1,569)                      328,396             13,679
Class C(4)                               (2,127)             (101)                      100,837              4,463
Class F(4)                               (6,547)             (299)                       68,748              3,049
Total net increase
   (decrease) in fund              $ (4,938,919)         (208,039)                  $ 3,122,963            126,462

* Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.
(2) Class 529-A, Class 529-B, Class 529-C, Class 529-E and Class 529-F shares were offered beginning February 15, 2002.
(3) Class R-1, Class R-2, Class R-3, Class R-4 and Class R-5 shares were offered beginning May 15, 2002.
(4) Class C and Class F shares were offered beginning March 15, 2001.



6. Restricted securities

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of September 30, 2002, the total value of restricted securities was $241,285,000 which represents 1.11% of the net assets of the fund.

7. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $7,497,606,000 and $6,317,922,000, respectively, during the year ended September 30, 2002.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended September 30, 2002, the custodian fee of $5,539,000 includes $35,000 that was offset by this reduction, rather than paid in cash.


Financial Highlights (1)

                                                  Income from investment operations(2)
                                                                             Net
                                        Net asset                        (losses) gains
                                           value,            Net   on securities   Total from
                                        beginning     investment  (both realized   investment
                                        of period   income (loss) and unrealized)  operations

Class A:
 Year ended 9/30/2002                      $19.74           $.17          $(3.14)      $(2.97)
 Year ended 9/30/2001                       28.66            .34           (5.86)       (5.52)
 Year ended 9/30/2000                       26.25            .30            4.56         4.86
 Year ended 9/30/1999                       20.50            .26            7.26         7.52
 Year ended 9/30/1998                       21.86            .27            (.11)         .16
Class B:
 Year ended 9/30/2002                       19.53            .02           (3.11)       (3.09)
 Year ended 9/30/2001                       28.54            .14           (5.80)       (5.66)
 Period from 3/15/2000 to 9/30/2000         30.11            .08           (1.65)       (1.57)
Class C:
 Year ended 9/30/2002                       19.50            .03           (3.14)       (3.11)
 Period from 3/15/2001 to 9/30/2001         22.42           (.01)          (2.83)       (2.84)
Class F:
 Year ended 9/30/2002                       19.72            .18           (3.16)       (2.98)
 Period from 3/15/2001 to 9/30/2001         22.59            .10           (2.87)       (2.77)
Class 529-A:
 Period from 2/15/2002 to 9/30/2002         21.05            .11           (4.67)       (4.56)
Class 529-B:
 Period from 2/15/2002 to 9/30/2002         21.05            .02           (4.66)       (4.64)
Class 529-C:
 Period from 2/15/2002 to 9/30/2002         21.05            .02           (4.66)       (4.64)
Class 529-E:
 Period from 3/1/2002 to 9/30/2002          21.49            .08           (5.10)       (5.02)
Class 529-F:
 Period from 9/17/2002 to 9/30/2002         17.65           - (3)          (1.15)       (1.15)
Class R-1:
 Period from 6/17/2002 to 9/30/2002         20.72            .01           (4.28)       (4.27)
Class R-2:
 Period from 5/21/2002 to 9/30/2002         21.95            .02           (5.52)       (5.50)
Class R-3:
 Period from 6/4/2002 to 9/30/2002          21.33            .04           (4.88)       (4.84)
Class R-4:
 Period from 5/28/2002 to 9/30/2002         21.86            .07           (5.43)       (5.36)
Class R-5:
 Period from 5/15/2002 to 9/30/2002         21.91            .09           (5.48)       (5.39)


                                          Dividends and distributions

                                         Dividends
                                         (from net      Distributions                    Net asset
                                        investment      (from capital          Total    value, end         Total
                                           income)             gains) distributions     of period      return(4)
Class A:
 Year ended 9/30/2002                       $(.27)               $ -          $(.27)       $16.50        (15.36)%
 Year ended 9/30/2001                        (.30)             (3.10)         (3.40)        19.74        (21.47)
 Year ended 9/30/2000                        (.11)             (2.34)         (2.45)        28.66         18.93
 Year ended 9/30/1999                        (.20)             (1.57)         (1.77)        26.25         38.43
 Year ended 9/30/1998                        (.31)             (1.21)         (1.52)        20.50          1.23
Class B:
 Year ended 9/30/2002                        (.16)                 -           (.16)        16.28        (16.04)
 Year ended 9/30/2001                        (.25)             (3.10)         (3.35)        19.53        (22.06)
 Period from 3/15/2000 to 9/30/2000             -                  -              -         28.54         (5.21)
Class C:
 Year ended 9/30/2002                        (.12)                 -           (.12)        16.27        (16.05)
 Period from 3/15/2001 to 9/30/2001          (.08)                 -           (.08)        19.50        (12.78)
Class F:
 Year ended 9/30/2002                        (.25)                 -           (.25)        16.49        (15.41)
 Period from 3/15/2001 to 9/30/2001          (.10)                 -           (.10)        19.72        (12.34)
Class 529-A:
 Period from 2/15/2002 to 9/30/2002             -                  -              -         16.49        (21.66)
Class 529-B:
 Period from 2/15/2002 to 9/30/2002             -                  -              -         16.41        (22.04)
Class 529-C:
 Period from 2/15/2002 to 9/30/2002             -                  -              -         16.41        (22.04)
Class 529-E:
 Period from 3/1/2002 to 9/30/2002              -                  -              -         16.47        (23.36)
Class 529-F:
 Period from 9/17/2002 to 9/30/2002             -                  -              -         16.50         (6.52)
Class R-1:
 Period from 6/17/2002 to 9/30/2002             -                  -              -         16.45        (20.61)
Class R-2:
 Period from 5/21/2002 to 9/30/2002             -                  -              -         16.45        (25.01)
Class R-3:
 Period from 6/4/2002 to 9/30/2002              -                  -              -         16.49        (22.69)
Class R-4:
 Period from 5/28/2002 to 9/30/2002             -                  -              -         16.50        (24.52)
Class R-5:
 Period from 5/15/2002 to 9/30/2002             -                  -              -         16.52        (24.60)

                                                            Ratio of                Ratio of
                                           Net assets,      expenses        net income (loss)
                                         end of period    to average              to average
                                         (in millions)    net assets              net assets
Class A:
 Year ended 9/30/2002                         $20,497          .82%                    .84%
 Year ended 9/30/2001                          25,094           .78                    1.40
 Year ended 9/30/2000                          33,412           .79                    1.00
 Year ended 9/30/1999                          25,752           .77                    1.06
 Year ended 9/30/1998                          17,707           .77                    1.27
Class B:
 Year ended 9/30/2002                             579          1.60                     .11
 Year ended 9/30/2001                             445          1.57                     .60
 Period from 3/15/2000 to 9/30/2000               260          1.53  (6)                .56  (6)
Class C:
 Year ended 9/30/2002                             277          1.64                     .14
 Period from 3/15/2001 to 9/30/2001                87          1.76  (6)               (.06) (6)
Class F:
 Year ended 9/30/2002                             189           .88                     .89
 Period from 3/15/2001 to 9/30/2001                60           .90  (6)                .84  (6)
Class 529-A:
 Period from 2/15/2002 to 9/30/2002                55           .96  (6)                .95  (6)
Class 529-B:
 Period from 2/15/2002 to 9/30/2002                12          1.76  (6)                .14  (6)
Class 529-C:
 Period from 2/15/2002 to 9/30/2002                15          1.75  (6)                .16  (6)
Class 529-E:
 Period from 3/1/2002 to 9/30/2002                  2          1.21  (6)                .67  (6)
Class 529-F:
 Period from 9/17/2002 to 9/30/2002              - (5)            -  (7)                  -  (7)
Class R-1:
 Period from 6/17/2002 to 9/30/2002              - (5)          .47  (8)                .04
Class R-2:
 Period from 5/21/2002 to 9/30/2002                 4           .58  (8)                .11
Class R-3:
 Period from 6/4/2002 to 9/30/2002                  5           .39  (8)                .21
Class R-4:
 Period from 5/28/2002 to 9/30/2002                 1           .30  (8)                .36
Class R-5:
 Period from 5/15/2002 to 9/30/2002                60           .20                     .46



Year ended September 30
                                                   2002            2001         2000     1999         1998

Portfolio turnover rate for all classes of shares   26%             32%          34%      29%          30%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Years ended 1999 and 1998 are based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Amount less than one cent.
(4) Total returns exclude all sales charges, including contingent deferred sales charges.
(5) Amount less than 1 million.
(6) Annualized.
(7) Amount less than 0.01 percent.
(8) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agency services.  Had CRMC not paid such fees, expense ratios would have been .91%, .74%, .45%
and .41% for Class R-1, Class R-2, Class R-3 and Class R-4, respectively. Such expense ratios are the result of higher expenses during the start-up period and are not indicative of expense ratios expected in the future.


Report of Independent Accountants

To the Board of Directors and Shareholders of New Perspective Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New Perspective Fund, Inc. (the "Fund") at September 30, 2002, and the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at September 30, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP


Los Angeles, California
October 31, 2002

Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

The fund makes an election under the Internal Revenue Code Section 853 to pass through certain non-U.S. taxes paid by the fund to its shareholders as a foreign tax credit. The amount of foreign tax credit passed through to shareholders for the fiscal year ended September 30, 2002 is $34,561,000. Foreign source income earned by the fund for the fiscal year ended September 30, 2002 was $293,120,000. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their discretion. Generally, it is more advantageous to claim a credit than to take a deduction.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 70% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 0.6% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2003 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2002 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.




Other share class results (unaudited)

CLASS B, CLASS C, CLASS F, CLASS 529 AND CLASS R
Returns for periods ended
September 30, 2002:


                                                                                 1 year               Life of class
CLASS B SHARES
Reflecting applicable contingent deferred sales
     charge (CDSC), maximum of 5%, payable only if
     shares are sold within six years of purchase                                -20.21%               -18.25%1
Not reflecting CDSC                                                              -16.04                -17.111

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable only if
     shares are sold within one year of purchase                                 -16.88                -18.272
Not reflecting CDSC                                                              -16.05                -18.272

CLASS F SHARES
Not reflecting annual asset-based fee
     charged by sponsoring firm                                                  -15.41                -17.602

CLASS 529 AND CLASS R SHARES
Results for Class 529 and Class R shares are not shown because of the brief time between their introductions on February 15, 2002, and May 15, 2002, respectively, and the end of the period.

1 Average annual compound return from March 15, 2000, when Class B shares first became available. 2 Average annual compound return from March 15, 2001, when
Class C and Class F shares first became available.

BOARD OF DIRECTORS, OTHER OFFICERS AND ADVISORY BOARD

                                             Year first
                                              elected a
                                             Director of
Name and age                                  the fund1       Principal occupation(s) during past five years

Elisabeth Allison, 56                           1991          Administrative Director, ANZI, Ltd. (financial publishing and consulting); publishing consultant, Harvard Medical School; former
                                                              Senior Vice President, Planning and Development, McGraw Hill, Inc.

Vanessa C.L. Chang, 50                          2000          CEO, ResolveItNow.com (insurance-related Internet company); former
                                                              Senior Vice President, Secured Capital Corporation; former Partner,
                                                              KPMG Peat Marwick LLP

Robert A. Fox, 65                               1979          Managing General Partner, Fox Investments LP; Professor and Executive
                                                              in Residence, University of California; former President and CEO,
                                                              Foster Farms

Alan Greenway, 75                               1973          Private investor; President, Greenway Associates, Inc. (management consulting services)

Jae H. Hyun, 53                                 2002          Chairman of the Board, Tong Yang Group

Koichi Itoh, 62                                 1994          Managing Director, Itoh Associates, Ltd.; former President, Autosplice
                                                              KK; former President and CEO, IMPAC (management consulting services);
                                                              former Managing Partner, VENCA Management (venture capital)

William H. Kling, 60                            1987          President, American Public Media Group

John G. McDonald, 65                            1978          The IBJ Professor of Finance, Graduate School of Business, Stanford
                                                              University

William I. Miller, 46                           1992          Chairman of the Board, Irwin Financial Corporation

Kirk P. Pendleton, 63                           1996          Chairman of the Board and CEO, Cairnwood, Inc. (venture capital investment)

Rozanne L. Ridgway, 67                          2000          Chair, Baltic American Enterprises Fund; former co-chair, Atlantic
                                                              Council of the United States

"Non-interested" Directors

                                              Number of
                                            boards within
                                              the fund
                                              complex2
                                              on which
Name and age                               Director serves    Other directorships3 held by Director

Elisabeth Allison, 56                             3           None

Vanessa C.L. Chang, 50                            1           None

Robert A. Fox, 65                                 7           Crompton Corporation

Alan Greenway, 75                                 3           None

Jae H. Hyun, 53                                   1           Tong Yang Cement Corp.; Tong Yang Merchant Bank; South Asia Cement
                                                              Holding, Inc.

Koichi Itoh, 62                                   3           None

William H. Kling, 60                              6           St. Paul Companies; Irwin Financial Corporation

John G. McDonald, 65                              8           Varian, Inc.; iStar Financial, Inc.; Scholastic Corporation; Capstone
                                                              Turbine Corp.; Plum Creek Timber Co.

William I. Miller, 46                             3           Tennant Company; Cummins, Inc.

Kirk P. Pendleton, 63                             6           York Group, Inc.

Rozanne L. Ridgway, 67                            1           Boeing; 3M Corporation; Emerson Electric; Sara Lee Corporation

"Interested" Directors4

                                             Year first
                                              elected a         Principal occupation(s) during past five years
Name, age and                            Director or officer    and positions held with affiliated entities or the
position with fund                          of the fund1        principal underwriter of the fund

Walter P. Stern, 74                             1973            Vice Chairman of the Board, Capital International,
Chairman of the Board                                           Inc.;5 Vice Chairman of the Board, Capital Group International,
                                                                Inc.5

Jon B. Lovelace,6 75                            1973            Chairman Emeritus, Capital Research and
Vice Chairman of the Board                                      Management Company

Gina H. Despres, 61                             1991            Senior Vice President, Capital Research and
President                                                       Management Company; Vice President, Capital Strategy Research, Inc.5

Gregg E. Ireland, 52                            1991            Senior Vice President, Capital Research and
Executive Vice President                                        Management Company

Paul G. Haaga, Jr., 53                          2000            Executive Vice President and Director, Capital Research and
                                                                Management Company; Director, American Funds Distributors, Inc.5

                                          Number of boards
                                           within the fund
Name, age and                             complex2 on which
position with fund                         Director serves      Other directorships3 held by Director

Walter P. Stern, 74                               1             None
Chairman of the Board

Jon B. Lovelace,6 75                              2             None
Vice Chairman of the Board

Gina H. Despres, 61                               4             None
President

Gregg E. Ireland, 52                              1             None
Executive Vice President

Paul G. Haaga, Jr., 53                           17             None

BOARD OF DIRECTORS, OTHER OFFICERS AND ADVISORY BOARD

OTHER OFFICERS

                                             Year first
Name, age and                                elected an       Principal occupation(s) during past five years and
position with fund                           officer of       positions held with affiliated entities or the principal
                                              the fund1       underwriter of the fund

Darcy B. Kopcho, 49                             1996          Director, Capital Research and Management
Senior Vice President                                         Company; President and Director, Capital Research Company;5 Director,
                                                              Capital International, Inc.;5
                                                              Director, The Capital Group Companies, Inc.5

Robert W. Lovelace,6 40                         2001          Senior Vice President and Director, Capital Research
Senior Vice President                                         and Management Company; Chairman of the Board and Principal Executive
                                                              Officer, Capital Research Company;5 Director, American Funds
                                                              Distributors, Inc.;5 Director, The Capital Group Companies, Inc.5

Catherine M. Ward, 55                           1991          Senior Vice President and Director, Capital Research
Senior Vice President                                         and Management Company; Director, American Funds Service Company;5
                                                              Secretary and Director, Capital Group Research, Inc.;5 Director, The
                                                              Capital Group Companies, Inc.5

Timothy P. Dunn, 41                             2000          Vice President, Capital Research and Management
Vice President                                                Company; Senior Vice President, Capital Research Company5

Jonathan O. Knowles, 41                         1998          Executive Vice President and Director, Capital
Vice President                                                Research Company5

Vincent P. Corti, 46                            1984          Vice President-- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

R. Marcia Gould, 48                             1993          Vice President-- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

Dayna G. Yamabe, 35                             1998          Vice President-- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company

MEMBERS OF THE ADVISORY BOARD


                                             Year first
                                             elected to
                                              Advisory
Name and age                                   Board1         Principal occupation(s) during past five years

Michael R. Bonsignore, 61                       2000          Retired Chairman of the Board and CEO, Honeywell Inc.

David I. Fisher, 63                             1998          Director, The Capital Group Companies, Inc.5

Jean Gandois, 72                                1992          Chairman of the Board, Cockerill Sambre; President, Conseil National
                                                              du Patronat Francais; former Chairman of the Board and CEO, Pechiney

Claudio X. Gonzalez                             1992          Chairman of the Board and CEO, Kimberly-Clark
Laporte, 68                                                   de Mexico, S.A.

Baron Gualtherus                                1979          Chairman of the Supervisory Council, AKZO N.V.
Kraijenhoff, 80

Shijuro Ogata, 74                               1998          Retired; former Non-executive Director, Fuji Xerox Co. Ltd. and Horiba
                                                              Ltd.

Alessandro Ovi, 58                              1998          CEO, Tecnitel

Henry B. Schact, 68                             1999          Chairman of the Board, Lucent Technologies Inc.; former Director and
                                                              Senior Advisor, E.M. Warburg, Pincus & Co., LLC

Orville H. Schell, 62                           1996          Dean, Graduate School of Journalism, University of California,
                                                              Berkeley

Bruce B. Teele, 65                              1998          Chairman of the Board, Australian Foundation Investment Co. Ltd.;
                                                              former Chairman of the Board and CEO, J.B. Were & Son

                                              Number of
                                            boards within
                                              the fund
                                              complex2
                                              on which
                                           Advisory Board
Name and age                                member serves     Other directorships3 held

Michael R. Bonsignore, 61                         1           None

David I. Fisher, 63                               1           None

Jean Gandois, 72                                  1           None

Claudio X. Gonzalez                               2           The Home Depot; The Mexico Fund; Kellogg
Laporte, 68                                                   Company; Kimberly-Clark Corp.; Grupo Carso; Grupo Alfa; General
                                                              Electric Company; America Movil S.A. de C.V.

Baron Gualtherus                                  1           None
Kraijenhoff, 80

Shijuro Ogata, 74                                 1           Fuji Xerox Ltd.; Horiba Ltd

Alessandro Ovi, 58                                3           ST Microelectronics; SEAT (Telecom Italia); Koru & Ferry Europe

Henry B. Schact, 68                               1           Knoll, Inc.; Johnson & Johnson Corp.; Cummins, Inc; The New York Times
                                                              Company; Aluminum Company of America

Orville H. Schell, 62                             1           None

Bruce B. Teele, 65                                1           Australian Media & Communications Investment Ltd.

We are saddened to note the passing in March of Sir Peter Holmes, a longtime member of the Advisory Board. Sir Peter, a former chairman of Shell Oil, had served the fund since 1993. His wisdom, counsel and dedication will be deeply missed.

1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
5 Company affiliated with Capital Research and Management Company.
6 Robert W. Lovelace is the son of Jon B. Lovelace.

The Statement of Additional Information includes additional information about fund Directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all Directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, attention:
Fund Secretary.

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company (Please
write to the address nearest you.)

P.O. Box 25065 Santa Ana, CA 92799-5065

P.O. Box 659522 San Antonio, TX 78265-9522

P.O. Box 6007 Indianapolis, IN 46206-6007

P.O. Box 2280 Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-3405

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in New Perspective Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.78% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.82% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.06%) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of New Perspective Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2002, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American FundsSM]

The right choice for the long termSM

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted more than 15 million shareholders.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE ELEMENTS:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we rely on our own research to find well-managed companies.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   More than 75% of the portfolio counselors who serve American Funds were in the investment business before the sharp stock market decline of 1987 and some experienced the 1970s bear market.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

GROWTH FUNDS
Emphasis on long-term growth through stocks
AMCAP Fund(R)
EuroPacific Growth Fund(R)
The Growth Fund of America(R)
The New Economy Fund(R)
New Perspective Fund(R)
New World FundSM
SMALLCAP World Fund(R)

GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks
American Mutual Fund(R)
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America(R)
Washington Mutual Investors FundSM

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
The Income Fund of America(R)

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

BOND FUNDS
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund(R)
Intermediate Bond Fund of America(R)
U.S. Government Securities FundSM

TAX-EXEMPT BOND FUNDS
Emphasis on tax-free current income through municipal bonds American High-Income Municipal Bond Fund(R) Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America(R)

STATE-SPECIFIC TAX-EXEMPT FUNDS
The Tax-Exempt Fund of California(R)
The Tax-Exempt Fund of Maryland(R)
The Tax-Exempt Fund of Virginia(R)

MONEY MARKET FUNDS
Seeking stable monthly income through money market instruments The Cash Management Trust of America(R)
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. NPF-011-1102

Litho in USA DD/GRS/5943

Printed on recycled paper